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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 25, 1994


                             EAGLE FINANCIAL CORP.
          ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          0-15311                     06-1194047
- - --------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


222 Main Street, P.O. Box 1157, Bristol, Connecticut        06010
- - -------------------------------------------------------------------
(Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:  (203) 589-4600
                                                   ------------------


           Not Applicable
- - ----------------------------------
(Former name or former address, if changed since last report)


                                Page 1 of 8 Pages.

The Exhibit Index is at page 4.
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Item 5.        Other Material Events

               On October 25, 1994, Eagle Financial Corp. ("Eagle") announced earnings for the quarter and fiscal year ended September 30, 1994, set a record date for its 1995 annual meeting, and declared a dividend for the quarter ended September 30, 1994. A copy of the press release is attached at Exhibit 99, and is incorporated by reference herein.



Item 7.        Financial Statements and Exhibits.
               ----------------------------------

               c.   Exhibits
                    --------

                    No. 99      Press Release dated October 25, 1994


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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Eagle Financial Corp.
                                                -------------------------
                                                (Registrant)



                                                 /s/ Robert J. Britton
                                                 -------------------------
                                                 Robert J. Britton
                                                 President and Chief Executive
                                                   Officer

Attest:



 /s/ Mark J. Blum
- - ----------------------
Mark J. Blum
Vice President and
 Chief Financial Officer



Date:  November 2, 1994

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                                 EXHIBIT INDEX
                                ---------------

        EXHIBIT                                                          PAGE
        -------                                                          ----
         No.      99       Press Release dated October 25, 1994            5




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